Exhibit 10.3

OPEN MARKET SALE AGREEMENT

August 29, 2025

Keefe, Bruyette & Woods, Inc.

787 Seventh Avenue, Fourth Floor

New York, New York 10019

Ladies and Gentlemen:

Trinity Capital Inc., a Maryland corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell from time to time through Keefe, Bruyette & Woods, Inc., as sales agent and/or principal (the “Sales Agent”), shares of the Company’s common stock, par value $0.001 per share (the “Common Shares”), having an aggregate offering price of up to $250,000,000 on the terms set forth in this agreement (this “Agreement”).

The Company has also entered into separate sales agreements in substantially similar form to this Agreement, of even date herewith (the “Other Sales Agreements”), with each of Jefferies LLC, B. Riley Securities, Inc. and Compass Point Research & Trading, LLC (the “Other Sales Agents”) for the issuance and sale from time to time through the Other Sales Agents of Shares on the terms set forth in the Other Sales Agreements. The Sales Agent and the Other Sales Agents are collectively referred to herein as the “Sales Agents.” This Agreement and the Other Sales Agreements are collectively referred to herein as the “Sales Agreements.” The aggregate gross sales price of the Shares that may be sold collectively pursuant to this Agreement and the Other Sales Agreements shall not exceed the Maximum Program Amount (as defined herein).

Section 1. DEFINITIONS

(a) Certain Definitions. For purposes of this Agreement, capitalized terms used herein and not otherwise defined shall have the following respective meanings:

“Affiliate” of a Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first- mentioned Person. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agency Period” means the period commencing on the date of this Agreement and expiring on the earliest to occur of (x) the date on which the Sales Agents shall have placed the Maximum Program Amount pursuant to the Sales Agreements and (y) the date this Agreement is terminated pursuant to Section 7.

“Commission” means the U.S. Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Floor Price” means the minimum price set by the Company in the Issuance Notice at which the Sales Agent shall not sell Shares during the applicable period set forth in the Issuance Notice, which may be adjusted by the Company at any time during the period set forth in the Issuance Notice by delivering written notice of such change to the Sales Agent and which in no event shall be less than $1.00 without the prior written consent of the Sales Agent, which may be withheld in the Sales Agent’s sole discretion, or less than the Company’s then current net asset value per share.

“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

“Issuance Amount” means the aggregate Sales Price of the Shares to be sold by the Sales Agent pursuant to any Issuance Notice.

“Issuance Notice” means a written notice delivered to the Sales Agent by the Company in accordance with this Agreement in the form attached hereto as Exhibit A that is executed by its Chief Executive Officer, President, Chief Financial Officer or General Counsel.

“Issuance Notice Date” means any Trading Day during the Agency Period on which a Sales Issuance Notice is delivered pursuant to Section 3(b)(i).

“Issuance Price” means the Sales Price less the Selling Commission.

“Maximum Program Amount” means Common Shares with an aggregate Sales Price of the lesser of (a) the number or dollar amount of Common Shares registered under the effective Registration Statement (defined below) pursuant to which the offering is being made, if applicable, (b) the number of authorized but unissued Common Shares (less Common Shares issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized capital stock), (c) the number or dollar amount of Common Shares authorized for issuance and sale by the Company’s board of directors for the offering pursuant to this Agreement, or (d) the number or dollar amount of Common Shares for which the Company has filed a Prospectus (defined below).

“Other Issuance Notice” means a written notice delivered to the Other Sales Agents by the Company in accordance with the Other Sales Agreements in the form set forth in the Other Sales Agreements.

“Person” means an individual or a corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind.

“Principal Market” means the Nasdaq Global Select Market or such other national securities exchange on which the Common Shares, including any Shares, are then listed.

“Rule 462(b) Registration Statement” means any registration statement on Form N-2 filed by the Company with the Commission pursuant to Rule 462(b) under the Securities Act.

“Sales Issuance Notice” means an Issuance Notice or an Other Issuance Notice.

“Sales Price” means the actual sale execution price of each Share placed by the Sales Agent pursuant to this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Selling Commission” means up to two percent (2.00%) of the gross proceeds of Shares sold pursuant to this Agreement, or as otherwise agreed between the Company and the Sales Agent with respect to any Shares sold pursuant to this Agreement.

“Settlement Date” means the first business day following each Trading Day during the period set forth in the Issuance Notice on which Shares are sold pursuant to this Agreement, when the Company shall deliver to the Sales Agent the amount of Shares sold on such Trading Day and the Sales Agent shall deliver to the Company the Issuance Price received on such sales.

“Shares” shall mean the Company’s Common Shares issued or issuable pursuant to a Sales Agreement.

“Trading Day” means any day on which the Principal Market is open for trading.

Section 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to, and agrees with, the Sales Agent that as of (1) the date of this Agreement, (2) each Issuance Notice Date, (3) each Settlement Date, (4) each Triggering Event Date and (5) as of each Time of Sale (each of the times referenced above is referred to herein as a “Representation Date”), except as may be disclosed in the Prospectus (including any documents incorporated by reference therein and any supplements thereto) on or before a Representation Date:

(a) Registration Statement. The Company has prepared and filed with the Commission a shelf registration statement on Form N-2 (File No. 333-289495) that contains a base prospectus (as amended, the “Base Prospectus”). Such registration statement registers the issuance and sale by the Company of the Shares under the Securities Act. The Company may file one or more additional registration statements from time to time that will contain a base prospectus and related prospectus or prospectus supplement, if applicable, with respect to the Shares. Except where the context otherwise requires, such registration statement(s), including any information deemed to be a part thereof pursuant to Rule 430B or Rule 430C, as applicable, under the Securities Act, including all financial statements, exhibits and schedules thereto and all documents incorporated or deemed to be incorporated therein by reference, as from time to time amended or supplemented, is herein referred to as the “Registration Statement,” and the prospectus constituting a part of such registration statement(s), together with any prospectus supplement filed with the Commission pursuant to Rule 424(b) under the Securities Act relating to a particular issuance of the Shares, including all documents incorporated or deemed to be incorporated therein by reference, in each case, as from time to time amended or supplemented, is referred to herein as the “Prospectus,” except that if any revised prospectus is provided to the Sales Agent by the Company for use in connection with the offering of the Shares that is not required to be filed by the Company pursuant to Rule 424(b) under the Securities Act, the term “Prospectus” shall refer to such revised prospectus from and after the time it is first provided to the Sales Agent for such use. The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” As used in this Agreement, the terms “amendment” or “supplement” when applied to the Registration Statement or the Prospectus shall be deemed to include the filing by the Company with the Commission of any document under the Exchange Act after the date hereof that is or is deemed to be incorporated therein by reference.

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is or is deemed to be incorporated by reference therein or otherwise deemed under the Securities Act to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include, without limitation, the filing of any document under the Exchange Act that is or is deemed to be incorporated by reference in or otherwise deemed under the Securities Act to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date.

(b) Compliance with Registration Requirements. The Original Registration Statement and any Rule 462(b) Registration Statement, if any, have been declared effective by the Commission or became effective immediately upon filing under the Securities Act. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement, if any, is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

The Prospectus when filed complied in all material respects with the Securities Act and, if filed with the Commission through its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”) (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Sales Agent for use in connection with the issuance and sale of the Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement, if any, and any post-effective amendment thereto, at the time it became or becomes effective and at each Representation Date, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the date of this Agreement, the Prospectus and any Free Writing Prospectus (as defined below) considered together (collectively, the “Time of Sale Information”) did not, and as of each Time of Sale and at the applicable Settlement Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as of its date and at each Representation Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, if any, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Sales Agent furnished to the Company in writing by the Sales Agent expressly for use therein, it being understood and agreed that the only such information furnished by the Sales Agent to the Company consists of the information described in Section 6 hereof. The Registration Statement and the offer and sale of the Shares as contemplated hereby meet the requirements of Rule 415 under the Securities Act and comply in all material respects with said rule.

(c) [Reserved];

(d) Issuer Free Writing Prospectus. The Company (including its agents and representatives, other than the Sales Agents in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Free Writing Prospectus”) other than (i) the Registration Statement, (ii) the Prospectus, and (iii) any electronic road show or other written communications, in each case approved in writing in advance by the Sales Agent. Each such Issuer Free Writing Prospectus, if any, complies or will comply in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Prospectus filed prior to the first use of such Issuer Free Writing Prospectus, at each Time of Sale, did not, and at the applicable Settlement Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement or omission contained in any Issuer Free Writing Prospectus made in reliance upon and in conformity with information relating to the Sales Agent furnished to the Company in writing by the Sales Agent expressly for use therein, it being understood and agreed that the only such information furnished by the Sales Agent consists of the information described as such in Section 6 hereof;

(e) Documents Incorporated by Reference. The documents incorporated by reference in each of the Registration Statement and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement or the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(f) Financial Statements. The financial statements of the Company, including the notes and schedules thereto, included or incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information (i) present fairly in all material respects the financial condition of the Company and its Subsidiaries (as defined below) as of the respective dates thereof, and the results of operations and statements of cash flows for the periods specified, (ii) correctly reflect and disclose all extraordinary items, and (iii) have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis; the financial information included or incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information have been derived from the accounting records and other books and records of the Company and the Subsidiaries and presents fairly in all material respects the information shown thereby as of the date presented and has been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference therein. There is no pro forma financial information that is required to be included or incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information that is not included or incorporated by reference as required;

(g) No Material Adverse Change. Subsequent to the date of the Prospectus, and except as may be otherwise disclosed in the Registration Statement, the Prospectus and the Time of Sale Information there has not been (i) any event, circumstance or change in circumstance that, individually or in the aggregate, has or would reasonably be expected to have a Material Adverse Effect (as defined below), (ii) any transaction, other than in the ordinary course of business, contemplated in any substantive manner or entered into by the Company or any Subsidiary, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary, other than in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made by the Company or any Subsidiary on any class of its equity securities, or any purchase by the Company or any Subsidiary of any of its outstanding equity securities, or (v) any change of the equity securities or indebtedness of the Company or any Subsidiary;

(h) Organization, Good Standing and Due Authorization. The Company is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Maryland, with requisite corporate power and authority to (i) own, lease or operate its properties and conduct its business as described in the Registration Statement, the Prospectus and the Time of Sale Information; and (ii) execute and deliver this Agreement, and consummate the transactions contemplated hereby (including the sale, issuance, and delivery of the Shares);

(i) Capitalization. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, and have not been issued in violation of, or subject to any preemptive right or other similar right of stockholders arising by operation of law, under the Company’s articles of amendment and restatement and bylaws (collectively, the “Charter Documents”), under any agreement to which the Company is a party, or otherwise; except as disclosed in or contemplated by the Registration Statement, the Prospectus and the Time of Sale Information, there are no outstanding (i) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (ii) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company to issue or sell any such capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

(j) Due Authorization of Subsidiaries. Each subsidiary of the Company that is a “Significant Subsidiary” within the meaning of such term as defined in Rule 1-02 of Regulation S-X of the Commission (a complete list of which is set forth in Schedule B hereto) (each a “Subsidiary,” and collectively, the “Subsidiaries”) has been duly incorporated, formed or organized and is validly existing as a corporation, limited liability company, limited partnership or similar entity, in good standing under the laws of the jurisdiction of its incorporation, formation or organization, with requisite power and authority to own, lease or operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and the Time of Sale Information; the Subsidiaries are the only subsidiaries, direct or indirect, of the Company; other than Subsidiaries that are special purpose entities, no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends or distributions to the Company, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company; the outstanding equity interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid, and only with respect to any Subsidiary which is a corporation, non-assessable, and are owned by the Company or another Subsidiary free and clear of any lien, encumbrance or claim (each, a “Lien”), other than statutory Liens created by state or federal securities laws restricting the transfer of such equity interests; no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into, shares of capital stock or ownership interests in the Subsidiaries are outstanding;

(k) Sales Agreement. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnity and contribution hereunder and thereunder may be limited by general equitable principles or federal or state securities laws or public policy underlying such laws;

(l) The Shares. The Shares to be sold by the Company hereunder have been duly authorized and, when issued by the Company against payment of the consideration set forth herein, will be validly issued and the issuance and sale of the Shares will not be subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Shares;

(m) No Violation or Default of the Company. The Company is not in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any of the Charter Documents, (ii) any obligation, agreement, covenant or condition contained in any material contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company is a party or by which it or its assets may be bound or affected, or (iii) any Law (as defined below) applicable to the Company, except, in the case of clause (ii), for such breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(n) No Violation or Default of Subsidiaries. None of the Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any of its charter documents, (ii) any obligation, agreement, covenant or condition contained in any material contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which such Subsidiary is a party or by which any of them or their respective assets may be bound or affected, or (iii) any Law applicable to such Subsidiary, except, in the case of clause (ii) for such breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(o) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the sale of the Shares by the Company, the consummation by the Company of the transactions contemplated by this Agreement, and the use of the proceeds from the sale of the Shares as described in the Time of Sale Information and the Prospectus, will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of any of the Charter Documents, (ii) any provision of any material contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or its respective assets may be bound or affected, or (iii) any Law issued by any federal, state or local government, regulatory commission, court, administrative agency or commission, or other governmental body, board, agency, authority or instrumentality of competent jurisdiction (each, a “Governmental Authority”) applicable to the Company or any Subsidiary, except in the case of clause (ii) for such conflicts, breaches or defaults which have been validly waived or would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary;

(p) No Consents Required. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Authority is necessary or required for the performance by the Company of its obligations under this Agreement, the issuance and sale of the Shares, and the consummation of the transactions contemplated by this Agreement, except (A) such as have been already obtained or as may be required under the Securities Act, the Investment Company Act, the rules of the Nasdaq Global Select Market, state securities laws or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and (B) where the failure to obtain any such filing, authorization, approval, consent, license, order, registration, qualification or decree would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect;

(q) No Judgments. There is no outstanding judgment, order, writ, injunction, decree or award of any Governmental Authority or arbitrator affecting the business of the Company or any of the Subsidiaries, which draws into question the validity of any action taken or to be taken pursuant to this Agreement or in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement; there is no litigation, arbitration, investigation or other proceeding of or before any Governmental Authority pending, or, to the knowledge of the Company, threatened in writing, against the Company, any Subsidiary, any stockholder of the Company, or any stockholder or member of any Subsidiary;

(r) Legal Proceedings. Other than as set forth in the Registration Statement, the Prospectus and the Time of Sale Information, there are no actions, suits, proceedings, inquiries, examinations or investigations (collectively, “Proceedings”) pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary, or any of their respective properties, directors, officers or employees at law or in equity, or before or by any Governmental Authority which is required to be disclosed in the Registration Statement or Prospectus or which, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have a Material Adverse Effect; other than the Sales Agents, the Company has not authorized anyone to make any representations regarding the offer and sale of the Shares, or regarding the Company or any Subsidiary in connection therewith; none of the Company or the Subsidiaries has received written notice of any order or decree preventing the use of the Prospectus or the Time of Sale Information or any amendment or supplement thereto, and no Proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated;

(s) Compliance with Laws. None of the Company or the Subsidiaries has violated, or received written notice of any violation with respect to, any law, statute, rule, regulation, order, decree or judgment (each, a “Law”) applicable to it and its business, including those relating to transactions with affiliates, lending, debt collection, notice, privacy, environmental, safety or similar Laws, federal or state Laws relating to discrimination in the hiring, promotion or pay of employees, federal or state wages and hours Laws, the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder (“ERISA”), except for those violations, in each case, as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect;

(t) Capital Stock. The statements set forth in the Registration Statement, the Prospectus and the Time of Sale Information under the caption “Description of Our Capital Stock,” insofar as they purport to describe the provisions of the laws and regulations or documents referred to therein, are accurate, complete and fair in all material respects; there are no contracts, agreements or understandings of the Company or any of its Subsidiaries that are required to be described in or filed as exhibits to the Registration Statement or the Prospectus by the Securities Act that have not been so described, filed or incorporated by reference therein as permitted by the Securities Act; the Registration Statement, the Prospectus and the Time of Sale Information contain accurate summaries in all material respects of all material contracts, agreements, instruments and other documents of the Company as required by Form N-2 under the Securities Act; the copies of all such contracts, agreements, instruments and other documents (including all amendments or waivers relating to any of the foregoing) that have been previously furnished to the Sales Agent or its counsel are complete and genuine and include all material collateral and supplemental agreements thereto;

(u) Election to be Regulated as a Business Development Company. The Company has elected to be regulated by the Commission as a business development company under the Investment Company Act, including by filing a Form N-54A Notification of Election to be Subject to Sections 55 through 65 of the Investment Company Act Filed Pursuant to Section 54(a) of the Investment Company Act (File No. 814-01341) with the Commission on January 16, 2020, and has not withdrawn that election, and the Commission has not ordered that such election be withdrawn nor to the best of the Company’s knowledge have proceedings to effectuate such withdrawal been initiated or threatened by the Commission; since January 16, 2020, the Company has been organized and operated in material conformance with the requirements of the Investment Company Act applicable to business development companies;

(v) Independent Accountants. Ernst & Young LLP, who has certified certain financial statements of the Company, is an independent registered public accounting firm with respect to the Company or its applicable predecessors within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States), as required by the Securities Act for registered offerings;

(w) Title to Real and Personal Property. The Company and each of the Subsidiaries has good and valid title to all assets and properties reflected as owned by it in the Registration Statement, the Prospectus and the Time of Sale Information (whether through fee ownership, mineral estates or similar rights of ownership), in each case free and clear of any Liens, except such as are disclosed in the Registration Statement, the Prospectus and the Time of Sale Information; any real property or personal property held under lease by the Company or any Subsidiary is held under a lease that is valid, existing and enforceable by the Company or such Subsidiary, with such exceptions as are disclosed in the Registration Statement, the Prospectus and the Time of Sale Information, and none of the Company or the Subsidiaries has received any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any such lease;

(x) Title to Intellectual Property. The Company and each Subsidiary owns or possesses such licenses or other rights to use all material patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, other intangible property rights and know-how (collectively “Intangibles”) as are necessary to conduct the Company’s and/or such Subsidiary’s respective business as described in the Registration Statement, the Prospectus and the Time of Sale Information, except such as are disclosed in the Registration Statement, the Prospectus and the Time of Sale Information, and none of the Company or the Subsidiaries has received written notice of any infringement of or conflict with (and none of the Company or the Subsidiaries knows of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles, which would reasonably be expected to have a Material Adverse Effect;

(y) No Undisclosed Relationships. None of the independent directors named in the Registration Statement, the Prospectus and the Time of Sale Information has, within the last five (5) years, been employed by or affiliated, directly or indirectly, with the Company or any of the Subsidiaries, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or serving as an officer or director of, the Company, any of the Subsidiaries, or any of their respective affiliates;

(z) Investment Company Act. Neither the Company nor any Subsidiary is required to register as an “investment company” under the Investment Company Act;

(aa) Taxes. Except where such failure to file or pay a tax, assessment, charge or lien would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or where such matters are the result of a pending bona fide dispute with taxing authorities, (i) the Company and the Subsidiaries have accurately prepared and timely filed (taking into account any extensions of time within which to file) any and all federal, state, foreign and other tax returns that are required to be filed by them, if any, and have paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including, without limitation, all sales and use taxes and all taxes which the Company and the Subsidiaries are obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), and (ii) there is no tax Lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary, other than Liens for taxes not yet due and payable; no deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’s federal, state, local or foreign taxes is pending or, to the knowledge of the Company, threatened; since the date of the most recent audited financial statements, none of the Company or the Subsidiaries has incurred any liability for taxes other than in the ordinary course of its business;

(bb) Licenses and Permits. The Company and each of the Subsidiaries has all necessary licenses, permits, certificates, authorizations, consents and approvals and has made all necessary filings required under any Law (collectively, the “Authorizations”) required in order to conduct its respective business as described in the Registration Statement, the Prospectus and the Time of Sale Information; the Company and each of the Subsidiaries have complied with the terms of the necessary Authorizations and there are not pending modifications, amendments or revocations of the Authorizations; the Company and the Subsidiaries have paid all fees due to Governmental Authorities pursuant to the Authorizations; all reports required to be filed in connection with the Authorizations have been timely filed and are accurate and complete; and the Company and the Subsidiaries are not in violation of, or in default under, any such Authorizations or any Law issued by a Governmental Authority applicable to the Company or any such Subsidiary, except to the extent that any failure to have, comply with, pay any fees pursuant to, file any reports in connection with, or violate or default under any such Authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(cc) Accounting Controls. The Company maintains a system of internal accounting controls over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies in all material respects with the requirements of the Exchange Act and is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in each of the Registration Statement, the Prospectus and the Time of Sale Information, (A) the Company is not aware of any material weaknesses or significant deficiencies (as such terms are defined in Rule 1-02(a)(4) of Regulation S-X under the Securities Act) in the Company’s internal controls over financial reporting, and (B) there has been no change in the Company’s internal controls over financial reporting since the respective dates of the information given in the Registration Statement, the Prospectus and the Time of Sale Information that has materially affected, or is reasonably likely to materially affect, the Company’s internal controls over financial reporting;

(dd) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged and which the Company reasonably deems adequate; all policies of insurance insuring the Company or its business, assets, employees, officers and directors, including the Company’s directors and officers errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the Investment Company Act, are, or as of the applicable Settlement Date, will be in full force and effect; the Company is, or will be as of the applicable Settlement Date, in compliance with the terms of such policy and fidelity bond; and there are no claims by the Company under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company has no reason to believe that it will not be able to renew its existing insurance coverage and fidelity bond as and when such coverage and fidelity bond expires or to obtain similar coverage and fidelity bond from similar insurers as may be necessary to continue its business;

(ee) No Unlawful Payments. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, employee or agent of the Company or any of its Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment, or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws (collectively, the “Anti-Corruption Laws”); or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback, or other unlawful or improper payment or benefit. The Company and its Subsidiaries have instituted, maintain, and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with the Anti-Corruption Laws;

(ff) Compliance with Anti-Money Laundering Laws. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”) of all jurisdictions having jurisdiction over the Company and the Subsidiaries, and; no action, suit or proceeding by or before any Governmental Authority or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws of all jurisdictions having jurisdiction over the Company and the Subsidiaries is pending or, to the knowledge of the Company, threatened;

(gg) Related Party Indebtedness. There are no outstanding loans or advances or guarantees of indebtedness by the Company or any Subsidiary to or for the benefit of any of the directors, officers, affiliates, or representatives of the Company or any Subsidiary, or any of the immediate family members of any of them;

(hh) No Conflicts with Sanctions Laws. Neither the Company nor any of the Subsidiaries, nor, to the knowledge of the Company, any of their respective directors, officers, employees, agents or affiliates is currently subject to, or the target of, any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions,” and each such subject or target, a “Sanctioned Person”), nor is the Company or any of the Subsidiaries located, organized, or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, the Crimea Region and the non-government controlled areas of the Zaporizhzhia and Kherson Regions of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic and any other Covered Region of Ukraine identified pursuant to Executive Order 14065 (each, a “Sanctioned Territory”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding or facilitation, is a Sanctioned Person or Sanctioned Territory in each case, in any manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor, or otherwise) of Sanctions. Since the inception of the Company, the Company and the Subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was a Sanctioned Person or with any Sanctioned Territory;

(ii) Company Not Ineligible Issuer. The Company is not an ineligible issuer, as defined under the Securities Act, at the time specified in the Securities Act in connection with the offering of the Shares;

(jj) No Broker’s Fees. Except with respect to the Sales Agents, none of the Company or the Subsidiaries has incurred any liability for any finder’s fees or similar payments in connection with the transactions contemplated hereby;

(kk) Registration Rights. Except as disclosed in the Registration Statement, the Prospectus, and the Time of Sale Information, there are no persons with registration or other similar rights to have any Shares registered by the Company under the Securities Act;

(ll) No Stabilization or Manipulation. Neither the Company nor any of the Subsidiaries, nor any affiliates of the Company or its Subsidiaries, has taken, directly, or indirectly, and neither the Company nor any of the Subsidiaries, nor any affiliates of the Company or its Subsidiaries, will take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act) to facilitate the sale or resale of the Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M under the Exchange Act;

(mm) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Prospectus or the Time of Sale Information has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(nn) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that any statistical and market-related data included or incorporated by reference in each of the Registration Statement, the Prospectus and the Time of Sale Information are not based on or derived from sources that the Company reasonably believes are reliable and accurate in all material respects;

(oo) Sarbanes-Oxley Act. To the extent applicable to the Company on the date hereof, there is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2022, as amended, and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications;

(pp) Rule 38a-1 Compliance. The Company has (i) appointed a Chief Compliance Officer and (ii) adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the Investment Company Act) by the Company, including policies and procedures that provide oversight of compliance for each administrator and transfer agent of the Company;

(qq) Regulated Investment Company. Since January 16, 2020, the Company has been organized and operated in conformance with the requirements to be taxed as a regulated investment company under Subchapter M of the Code (as defined below);

(rr) Cybersecurity. The Company and the Subsidiaries have a valid right to access and use all computer systems, networks, hardware, software, databases, websites and equipment used to process, store, maintain and operate data, information and functions used in connection with the business of the Company and the Subsidiaries (the “IT Systems”); the IT Systems are reasonably adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and the Subsidiaries as currently conducted, free and clear, to the Company’s knowledge, of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise), management, properties, net assets, results of operations or prospects of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business (a “Material Adverse Effect”). The Company and the Subsidiaries have implemented and maintain commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all material IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and to the Company’s knowledge there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The Company and the Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect;

(ss) No Reliance. The Company has not relied upon the Sales Agent or legal counsel for the Sales Agent for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

(tt) FINRA. None of the Company, the Subsidiaries, or their respective controlled affiliates (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article 1 of the Bylaws of FINRA) any member firm of FINRA;

(uu) Stock Exchange Listing. The Common Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed on the Principal Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares under the Exchange Act or delisting the Shares from the Principal Market, nor has the Company received any notification that the Commission or the Principal Market is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of the Principal Market;

(vv) ERISA. The Company is in compliance in all material respects with all presently applicable provisions of ERISA; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; and participation by “benefit plan investors” in the Company has at no time been “significant” for purposes of Section 2510.3-101(f) of the Regulations of the U.S. Department of Labor, as modified by Section 3(42) of ERISA;

(ww) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is threatened, which would be reasonably be expected to result in a Material Adverse Effect;

(xx) Certificates. Any certificate signed by any officer of the Company delivered to the Sales Agent or to counsel of the Sales Agent pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Sales Agent as to the matters covered thereby;

(yy) Off-Balance Sheet Transactions. Except as otherwise disclosed in the Registration Statement, the Prospectus and the Time of Sale Information, the Company and its consolidated Subsidiaries have no off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other similar relationships with unconsolidated entities or other persons;

(zz) Material Assets. Except such as are disclosed in the Registration Statement, the Prospectus and the Time of Sale Information, as of the applicable Settlement Date, the Company and the Subsidiaries will possess, or have the right to use, all of the material assets, tangible and intangible, that they require to conduct their respective businesses as presently conducted, and there are no material assets reasonably necessary for the conduct of their businesses as presently conducted that will not be transferred, licensed or leased to them as of the applicable Settlement Date;

(aaa) Relationships. No relationship, direct or indirect, exists between or among the Company or any Subsidiary, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any Subsidiary, on the other hand, which would be required by the Securities Act to be described in a prospectus included in a registration statement on Form N-2 under the Securities Act, which is not so described in the Registration Statement, the Prospectus and the Time of Sale Information;

(bbb) Related Party Transactions. Except as disclosed in the Registration Statement, the Prospectus and the Time of Sale Information under the caption “Certain Relationships and Related Party Transactions,” the Company and its Subsidiaries have not entered into any transaction with any person which are required to be disclosed under Item 404 of Regulation S-K under the Securities Act;

(ccc) Compliance with Securities Laws and Regulations. This Agreement complies in all material respects with all applicable provisions of the Securities Act, the Investment Company Act and the rules and regulations promulgated thereunder;

(ddd) Offering Materials. The Company has not distributed and will not distribute, prior to the later of the applicable Settlement Date and the completion of the Sales Agent’s distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prospectus, the Time of Sale Information, any Issuer Free Writing Prospectus reviewed and consented to by the Sales Agent in accordance with this Agreement;

(eee) Prior Sales. All offers and sales of the Company’s Common Shares and debt or other securities prior to the date hereof were made in compliance with, or were the subject of an available exemption from, the Securities Act and all other applicable state and federal laws or regulations, or any actions under the Securities Act or any state or federal laws or regulations in respect of any such offers or sales are effectively barred by effective waivers or statutes of limitation; and

Section 3. ISSUANCE AND SALE OF COMMON SHARES

(a) Sale of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Sales Agent agree that the Company may from time to time seek to sell Shares through the Sales Agent, acting as sales agent, or directly to the Sales Agent, acting as principal, as follows, with an aggregate Sales Price of up to the Maximum Program Amount and at a Sales Price not less than the Floor Price, based on and in accordance with Issuance Notices as the Company may deliver, from time to time, during the Agency Period.

(b) Mechanics of Issuances.

(i) Issuance Notice. Upon the terms and subject to the conditions set forth herein, on any Trading Day during the Agency Period on which the conditions set forth in Section 5(a) and Section 5(b) shall have been satisfied, the Company may exercise its right to request an issuance of Shares by delivering to the Sales Agent an Issuance Notice; provided, however, that (A) in no event may the Company deliver an Issuance Notice to the extent that (I) the sum of (x) the aggregate Sales Price of the requested Issuance Amount under such Issuance Notice, plus (y) the aggregate Sales Price of all Shares issued under all previous Sales Issuance Notices effected pursuant to the Sales Agreements, would exceed the Maximum Program Amount; and (B) prior to delivery of any Issuance Notice, the period set forth for any previous Sales Issuance Notice shall have expired or been terminated. An Issuance Notice shall be considered delivered on the Trading Day that it is received by e-mail to the persons of the Sales Agent set forth in Schedule A hereto and confirmed by the Company by telephone (including a voicemail message to the persons so identified) by any of the persons of the Company set forth in Schedule A hereto, with the understanding that, with adequate prior written notice, each of the Sales Agent and the Company may modify the list of such persons from time to time.

(ii) Sales Agent Efforts. Upon the terms and subject to the conditions set forth in this Agreement, upon the receipt of an Issuance Notice, the Sales Agent will use its commercially reasonable efforts consistent with its normal sales and trading practices to place the Shares with respect to which the Sales Agent has agreed to act as sales agent, subject to, and in accordance with the information specified in, the Issuance Notice, unless the sale of the Shares described therein has been suspended, cancelled or otherwise terminated in accordance with the terms of this Agreement. For the avoidance of doubt, the parties to this Agreement may modify an Issuance Notice at any time provided they both agree in writing to any such modification.

(iii) Method of Offer and Sale. The Shares may be offered and sold (A) in negotiated transactions with the consent of the Company; (B) as block transactions; or (C) by any other method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act, including sales made directly on the Principal Market or sales made into any other existing trading market of the Common Shares. Nothing in this Agreement shall be deemed to require either party to agree to the method of offer and sale specified in the preceding sentence, and (except as specified in clauses (A) and (B) above) the method of placement of any Shares by the Sales Agent shall be at the Sales Agent’s discretion.

(iv) Confirmation to the Company. If acting as sales agent hereunder, the Sales Agent will provide written confirmation to the Company no later than the opening of the Trading Day next following the Trading Day on which it has placed Shares hereunder setting forth the number of shares sold on such Trading Day, the corresponding Sales Price and the Issuance Price payable to the Company in respect thereof.

(v) Settlement. Each issuance of Shares will be settled on the applicable Settlement Date for such issuance of Shares and, subject to the provisions of Section 5, on or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Shares being sold by crediting the Sales Agent or its designee’s account at The Depository Trust Company through its Deposit/Withdrawal At Custodian (DWAC) System, or by such other means of delivery as may be mutually agreed upon by the parties hereto and, upon receipt of such Shares, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, the Sales Agent will deliver, by wire transfer of immediately available funds, the related Issuance Price in same day funds delivered to an account designated by the Company prior to the Settlement Date. The Company may sell Shares to the Sales Agent as principal at a price agreed upon at each relevant time Shares are sold pursuant to this Agreement (each, a “Time of Sale”).

(vi) Suspension or Termination of Sales. Consistent with standard market settlement practices, the Company or the Sales Agent may, upon notice to the other party hereto in writing or by telephone (confirmed immediately by verifiable email), suspend any sale of Shares, and the period set forth in an Issuance Notice shall immediately terminate; provided, however, that (A) such suspension and termination shall not affect or impair either party’s obligations with respect to any Shares placed or sold hereunder prior to the receipt of such notice; (B) if the Company suspends or terminates any sale of Shares after the Sales Agent confirms such sale to the Company, the Company shall still be obligated to comply with Section 3(b)(v) with respect to such Shares; and (C) if the Company defaults in its obligation to deliver Shares on a Settlement Date, the Company agrees that it will hold the Sales Agent harmless against any loss, claim, damage or expense (including, without limitation, penalties, interest and reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company. The parties hereto acknowledge and agree that, in performing its obligations under this Agreement, the Sales Agent may borrow Common Shares from stock lenders in the event that the Company has not delivered Shares to settle sales as required by subsection (v) above, and may use the Shares to settle or close out such borrowings. The Company agrees that no such notice shall be effective against the Sales Agent unless it is made to the persons identified in writing by the Sales Agent pursuant to Section 3(b)(i).

(vii) No Guarantee of Placement, Etc. The Company acknowledges and agrees that (A) there can be no assurance that the Sales Agent will be successful in placing Shares; (B) the Sales Agent will incur no liability or obligation to the Company or any other Person if it does not sell Shares; and (C) the Sales Agent shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise specifically agreed by the Sales Agent and the Company.

(viii) Material Non-Public Information. Notwithstanding any other provision of this Agreement, the Company and the Sales Agent agree that the Company shall not deliver any Issuance Notice to the Sales Agent, and the Sales Agent shall not be obligated to place any Shares, during any period in which the Company is in possession of material non-public information.

(c) Fees. As compensation for services rendered, the Company shall pay to the Sales Agent, on the applicable Settlement Date, the Selling Commission for the applicable Issuance Amount (including with respect to any suspended or terminated sale pursuant to Section 3(b)(vi)) by the Sales Agent deducting the Selling Commission from the applicable Issuance Amount.

(d) Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent of the Shares; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares; (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Prospectus, any Free Writing Prospectus (as defined below) prepared by or on behalf of, used by, or referred to by the Company, and all amendments and supplements thereto, and the Sales Agreements; (vi) all filing fees, attorneys’ fees and expenses incurred by the Company or the Sales Agents in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Sales Agent, preparing and printing a “Blue Sky Survey” or memorandum and a “Canadian wrapper” and any supplements thereto, advising the Sales Agent of such qualifications, registrations, determinations and exemptions; (vii) the reasonable fees and disbursements of the Sales Agents’ counsel, including the reasonable fees and expenses of counsel for the Sales Agents in connection with FINRA review, if any, and approval of the Sales Agents’ participation in the offering and distribution of the Shares; (viii) the filing fees incident to FINRA review, if any; (ix) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives, employees and officers of the Company and of the Sales Agent and any such consultants; and (x) the fees and expenses associated with listing the Shares on the Principal Market. Notwithstanding the foregoing, the fees and disbursements of Sales Agents’ counsel pursuant to subsections (vi) and (vii) above shall not exceed in the aggregate (A) $75,0000 in connection with the first Sales Issuance Notice and (B) $25,000 in connection with each Triggering Event Date (as defined below) on which the Company is required to provide a certificate pursuant to Section 4(q).

Section 4. ADDITIONAL COVENANTS

The Company covenants and agrees with the Sales Agent as follows, in addition to any other covenants and agreements made elsewhere in this Agreement:

(a) Exchange Act Compliance. During the Agency Period, the Company shall (i) file, on a timely basis, with the Commission all reports and documents required to be filed under Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act; and (ii) either (A) include in its quarterly reports on Form 10-Q and its annual reports on Form 10-K, a summary detailing, for the relevant reporting period, (1) the number or amount of Shares sold through the Sales Agents pursuant to the Sales Agreements and (2) the net proceeds received by the Company from such sales or (B) prepare a prospectus supplement containing, or include in such other filing permitted by the Securities Act or Exchange Act (each an “Interim Prospectus Supplement”), such summary information and, at least once a quarter and subject to this Section 4, file such Interim Prospectus Supplement pursuant to Rule 424(b) under the Securities Act (and within the time periods required by Rule 424(b) and Rule 430B or Rule 430C, as applicable, under the Securities Act)).

(b) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Sales Agent in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission; (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement, any Rule 462(b) Registration Statement, if any, or any amendment or supplement to the Prospectus, any Free Writing Prospectus; (iii) of the time and date that any post-effective amendment to the Registration Statement or any Rule 462(b) Registration Statement becomes effective; and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, any Rule 462(b) Registration Statement, if any, or any amendment or supplement to the Prospectus or of any order preventing or suspending the use of any Free Writing Prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Shares from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its reasonable best efforts to obtain the lifting of such order as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rule 424(b), Rule 497 and Rule 433, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b), Rule 497 or Rule 433, as applicable, were received in a timely manner by the Commission.

(c) Business Development Company Status. During the Agency Period, the Company will use its commercially reasonable efforts to maintain its status as a business development company under the Investment Company Act; provided, however, the Company may cease to be, or withdraw its election as, a business development company, with the approval of its board of directors and a vote of stockholders as required by Section 58 of the Investment Company Act or any successor provision.

(d) Regulated Investment Company Status. During the Agency Period, the Company will use its commercially reasonable efforts to maintain its qualification as a regulated investment company under Subchapter M of the Code for each full fiscal year during which it is a business development company under the Investment Company Act.

(e) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Sales Agent or counsel for the Sales Agent it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, including the Securities Act, the Company agrees (subject to Section 4(f) and 4(h)) to promptly prepare, file with the Commission and furnish at its own expense to the Sales Agent, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act. Neither the Sales Agent’s consent to, or delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Sections 4(f) and 4(h).

(f) Sales Agent’s Review of Proposed Amendments and Supplements. Prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act) or the Prospectus (excluding any amendment or supplement through incorporation of any report filed under the Exchange Act), the Company shall furnish to the Sales Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement without the Sales Agent’s prior consent, which consent shall not be unreasonably withheld by the Sales Agent, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(g) Use of Free Writing Prospectus. Neither the Company nor the Sales Agent has prepared, used, referred to or distributed, or will prepare, use, refer to or distribute, without the other party’s prior written consent, any “written communication” that constitutes a “free writing prospectus” as such terms are defined in Rule 405 under the Securities Act with respect to the offering contemplated by this Agreement (any such free writing prospectus being referred to herein as a “Free Writing Prospectus”).

(h) Free Writing Prospectuses. The Company shall furnish to the Sales Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto to be prepared by or on behalf of, used by, or referred to by the Company and the Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without the Sales Agent’s consent. The Company shall furnish to the Sales Agent, without charge, as many copies of any free writing prospectus prepared by or on behalf of, or used by the Company, as the Sales Agent may reasonably request. If at any time when a prospectus is required by the Securities Act (including, without limitation, pursuant to Rule 173(d)) to be delivered in connection with sales of the Shares (but in any event if at any time through and including the date of this Agreement) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict or so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such subsequent time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Sales Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the Sales Agent’s consent.

(i) [Reserved].

(j) Copies of Registration Statement and Prospectus. After the date of this Agreement through the last time that a prospectus is required by the Securities Act (including, without limitation, pursuant to Rule 173(d)) to be delivered in connection with sales of the Shares, the Company agrees to furnish the Sales Agent with copies (which may be electronic copies) of the Registration Statement and each amendment thereto, and with copies of the Prospectus and each amendment or supplement thereto in the form in which it is filed with the Commission pursuant to the Securities Act or Rule 424(b) under the Securities Act, both in such quantities as the Sales Agent may reasonably request from time to time; and, if the delivery of a prospectus is required under the Securities Act or under the blue sky or securities laws of any jurisdiction at any time on or prior to the applicable Settlement Date for any period set forth in an Issuance Notice in connection with the offering or sale of the Shares and if at such time any event has occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it is necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Sales Agent and to request that the Sales Agent suspend offers to sell Shares (and, if so notified, the Sales Agent shall cease such offers as soon as practicable); and if the Company decides to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to advise the Sales Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period the Sales Agent is required to deliver a prospectus in respect of transactions in the Shares, the Company shall promptly prepare and file with the Commission such an amendment or supplement.

(k) Blue Sky Compliance. The Company shall cooperate with the Sales Agent and counsel for the Sales Agent to qualify or register the Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws of those jurisdictions designated by the Sales Agent, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Sales Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof as soon as practicable.

(l) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Sales Agent an earnings statement (which need not be audited) covering a period of at least twelve (12) months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(m) Listing; Reservation of Shares. (a) The Company will maintain the listing of the Shares on the Principal Market; and (b) the Company will reserve and keep available at all times, free of preemptive rights, Shares for the purpose of enabling the Company to satisfy its obligations under this Agreement.

(n) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.

(o) Due Diligence. During the term of this Agreement, the Company will reasonably cooperate with any reasonable due diligence review conducted by the Sales Agent in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during normal business hours and at the Company’s principal offices, as the Sales Agent may reasonably request from time to time.

(p) Representations and Warranties. The Company acknowledges that each delivery of an Issuance Notice and each delivery of Shares on a Settlement Date shall be deemed to be (i) an affirmation to the Sales Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such Issuance Notice or of such Settlement Date, as the case may be, as though made at and as of each such date, except as may be disclosed in the Prospectus (including any documents incorporated by reference therein and any supplements thereto); and (ii) an undertaking that the Company will advise the Sales Agent if any of such representations and warranties will not be true and correct as of the Settlement Date for the Shares relating to such Issuance Notice, as though made at and as of each such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares).

(q) Deliverables at Triggering Event Dates; Certificates. The Company agrees that on or prior to the date of the first Sales Issuance Notice and, during the term of this Agreement after the date of the first Sales Issuance Notice, upon:

(A) the filing of the Prospectus or the amendment or supplement of any Registration Statement or Prospectus (other than a prospectus supplement relating solely to an offering of securities other than the Shares or a prospectus filed pursuant to Section 4(a)(ii)(B)), by means of a post-effective amendment, sticker or supplement, but not by means of incorporation of documents by reference into the Registration Statement or Prospectus;

(B) the filing with the Commission of an annual report on Form 10-K or a quarterly report on Form 10-Q (including any Form 10-K/A or Form 10-Q/A containing amended financial information or a material amendment to the previously filed annual report on Form 10-K or quarterly report on Form 10-Q), in each case, of the Company; or

(C) the filing with the Commission of a current report on Form 8-K of the Company containing amended financial information (other than information “furnished” pursuant to Item 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) that is material to the offering of Shares in the Sales Agent’s reasonable discretion;

(any such event, a “Triggering Event Date”), the Company shall furnish the Sales Agent (but in the case of clause (C) above only if the Sales Agent reasonably determines that the information contained in such current report on Form 8-K of the Company is material) with a certificate as of the Triggering Event Date, in the form and substance satisfactory to the Sales Agent and its counsel, substantially similar to the form previously provided to the Sales Agent and its counsel, modified, as necessary, to relate to the Registration Statement and the Prospectus as amended or supplemented, (A) confirming that the representations and warranties of the Company contained in this Agreement are true and correct, (B) that the Company has performed all of its obligations hereunder to be performed on or prior to the date of such certificate and as to the matters set forth in Section 5(a)(iii) hereof, and (C) containing any other certification that the Sales Agent shall reasonably request. The requirement to provide a certificate under this Section 4(q) shall be waived for any Triggering Event Date occurring at a time when no Issuance Notice is pending or a suspension is in effect, which waiver shall continue until the earlier to occur of the date the Company delivers instructions for the sale of Shares hereunder (which for such calendar quarter shall be considered a Triggering Event Date) and the next occurring Triggering Event Date for which no such waiver is applicable. Notwithstanding the foregoing, if the Company subsequently decides to sell Shares following a Triggering Event Date when a suspension was in effect and did not provide the Sales Agent with a certificate under this Section 4(q), then before the Company delivers the instructions for the sale of Shares or the Sales Agent sells any Shares pursuant to such instructions, the Company shall provide the Sales Agent with a certificate in conformity with this Section 4(q) dated as of the date that the instructions for the sale of Shares are issued.

(r) Legal Opinions. On or prior to the date of the first Sales Issuance Notice and on or prior to each Triggering Event Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 4(q) for which no waiver is applicable and excluding the date of this Agreement, a negative assurances letter and the written legal opinion of Dechert LLP, counsel to the Company, and a negative assurances letter of Ropes & Gray LLP, counsel to the Sales Agent, each dated the date of delivery, in form and substance reasonably satisfactory to Sales Agent and its counsel, substantially similar to the form previously provided to the Sales Agent and its counsel, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented. In lieu of such opinions for subsequent periodic filings, in the discretion of the Sales Agent, the Company may furnish a reliance letter from such counsel to the Sales Agent, permitting the Sales Agent to rely on a previously delivered opinion letter, modified as appropriate for any passage of time or Triggering Event Date (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of such Triggering Event Date).

(s) Comfort Letter. On or prior to the date of the first Sales Issuance Notice and on or prior to each Triggering Event Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 4(q) for which no waiver is applicable and excluding the date of this Agreement, the Company shall cause Ernst & Young LLP, the independent registered public accounting firm who has audited the financial statements included or incorporated by reference in the Registration Statement, to furnish the Sales Agent a comfort letter, dated the date of delivery, in form and substance reasonably satisfactory to the Sales Agent and its counsel, substantially similar to the form previously provided to the Sales Agent and its counsel; provided, however, that any such comfort letter will only be required on the Triggering Event Date specified to the extent that it contains financial statements filed with the Commission under the Exchange Act and incorporated or deemed to be incorporated by reference into a Prospectus. If requested by the Sales Agent, the Company shall also cause a comfort letter to be furnished to the Sales Agent within ten (10) Trading Days of the date of occurrence of any material transaction or event requiring the filing of a current report on Form 8-K containing material amended financial information of the Company, including the restatement of the Company’s financial statements. To the extent a comfort letter is required under this Agreement, the Company shall not be required to furnish more than one such comfort letter per calendar quarter.

(t) Secretary’s Certificate. On or prior to the date of the first Sales Issuance Notice and on or prior to each Triggering Event Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 4(q) for which no waiver is applicable and excluding the date of this Agreement, the Company shall furnish the Sales Agent a certificate executed by the Secretary of the Company, signing in such capacity, dated the date of delivery (i) certifying that attached thereto are true and complete copies of the resolutions duly adopted by the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the issuance of the Shares pursuant to this Agreement), which authorization shall be in full force and effect on and as of the date of such certificate, (ii) certifying and attesting to the office, incumbency, due authority and specimen signatures of each Person who executed this Agreement for or on behalf of the Company, and (iii) containing any other certification that the Sales Agent shall reasonably request.

(u) Sales Agent’s Own Account; Clients’ Account. The Company consents to the Sales Agent trading, in compliance with applicable law, in the Common Shares for the Sales Agent’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.

(v) Investment Limitation. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of its Subsidiaries to register as an investment company under the Investment Company Act.

(w) Market Activities. The Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Shares or any other reference security, whether to facilitate the sale or resale of the Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M. If the limitations of Rule 102 of Regulation M (“Rule 102”) do not apply with respect to the Shares or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Sales Agent (or, if later, at the time stated in the notice), the Company will, and shall cause each of its affiliates to, comply with Rule 102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the Commission) did apply. The Company shall promptly notify the Sales Agent if it no longer meets the requirements set forth in Section (d) of Rule 102.

(x) Notice of Other Sale. Without the written consent of the Sales Agent, the Company will not, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Shares or securities convertible into or exchangeable for Common Shares (other than Shares hereunder), warrants or any rights to purchase or acquire Common Shares, during the period beginning on the third Trading Day immediately prior to the date on which any Issuance Notice is delivered to the Sales Agent hereunder and ending on the third Trading Day immediately following the Settlement Date with respect to Shares sold pursuant to such Issuance Notice; and will not directly or indirectly enter into any other “at the market” or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Common Shares (other than the Shares offered pursuant to this Agreement) or securities convertible into or exchangeable for Common Shares, warrants or any rights to purchase or acquire, Common Shares prior to the termination of this Agreement; provided, however, that such restrictions will not be required in connection with the Company’s (i) issuance or sale of Common Shares, options to purchase Common Shares or Common Shares issuable upon the exercise of options or other equity awards pursuant to any employee or director share option, incentive or benefit plan, share purchase or ownership plan, long-term incentive plan, dividend reinvestment plan, inducement award under Nasdaq rules or other compensation plan of the Company or its Subsidiaries, as in effect on the date of this Agreement, (ii) issuance or sale of Common Shares issuable upon exchange, conversion or redemption of securities or the exercise or vesting of warrants, options or other equity awards outstanding at the date of this Agreement, and (iii) modification of any outstanding options, warrants of any rights to purchase or acquire Common Shares.

Section 5. CONDITIONS TO DELIVERY OF ISSUANCE NOTICES AND TO SETTLEMENT

(a) Conditions Precedent to the Right of the Company to Deliver an Issuance Notice and the Obligation of the Sales Agent to Sell Shares. The right of the Company to deliver an Issuance Notice hereunder is subject to the satisfaction, on the date of delivery of such Issuance Notice, and the obligation of the Sales Agent to use its commercially reasonable efforts to place Shares during the applicable period set forth in the Issuance Notice is subject to the satisfaction, on each Trading Day during the applicable period set forth in the Issuance Notice, of each of the following conditions:

(i)	Accuracy of the Company’s Representations and Warranties; Performance by the Company. The Company shall have delivered the certificate required to be delivered pursuant to Section 4(q) on or before the date on which delivery of such certificate is required pursuant to Section 4(q). The Company shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such date, including, but not limited to, the covenants contained in Section 4(r), Section 4(s) and Section 4(t).

(ii)	No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that prohibits or directly and materially adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by this Agreement.

(iii)	Material Adverse Changes. Except as disclosed in the Prospectus and the Time of Sale Information, in the reasonable judgment of the Sales Agent there shall not have occurred any Material Adverse Change.

(iv)	No Suspension of Trading in or Delisting of Common Shares; Other Events. The trading of the Common Shares (including without limitation the Shares) shall not have been suspended by the Commission, the Principal Market or FINRA, and the Common Shares (including without limitation the Shares) shall have been approved for listing or quotation on and shall not have been delisted from the Nasdaq Stock Market, the New York Stock Exchange or any of their constituent markets. There shall not have occurred (and be continuing in the case of occurrences under clauses (i) and (ii) below) any of the following: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the Principal Market or trading in securities generally on either the Principal Market shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the FINRA; (ii) a general banking moratorium shall have been declared by any of federal or New York, authorities; or (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Sales Agent is material and adverse and makes it impracticable to market the Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities.

(b) Documents Required to be Delivered on each Issuance Notice Date. The Sales Agent’s obligation to use its commercially reasonable efforts to place Shares hereunder shall additionally be conditioned upon the delivery to the Sales Agent on or before the Issuance Notice Date of a certificate in form and substance reasonably satisfactory to the Sales Agent, executed by the Chief Executive Officer, President, Chief Financial Officer or General Counsel of the Company, to the effect that all conditions to the delivery of such Issuance Notice shall have been satisfied as at the date of such certificate (which certificate shall not be required if the foregoing representations shall be set forth in the Issuance Notice).

(c) No Misstatement or Material Omission. Sales Agent shall not have advised the Company that the Registration Statement, the Prospectus or the Time of Sale Information, or any amendment or supplement thereto, contains an untrue statement of fact that in the Sales Agent’s reasonable opinion is material, or omits to state a fact that in the Sales Agent’s reasonable opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

Section 6. INDEMNIFICATION AND CONTRIBUTION

(a) Indemnification of the Sales Agent. The Company agrees to indemnify and hold harmless the Sales Agent, its officers and employees, and each person, if any, who controls the Sales Agent within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Sales Agent or such officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act, other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where Shares have been offered or sold or at common law or otherwise (including in settlement of any litigation), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B or Rule 430C, as applicable, under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Free Writing Prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse the Sales Agent and each such officer, employee and controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by the Sales Agent) as such expenses are reasonably incurred by the Sales Agent or such officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Sales Agent expressly for use in the Registration Statement, any such Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Sales Agent to the Company consists of the information set forth in the tenth paragraph under the caption “Plan of Distribution” in the Prospectus.

(b) Indemnification of the Company, its Directors and Officers. The Sales Agent agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where Shares have been offered or sold or at common law or otherwise (including in settlement of any litigation), arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Free Writing Prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, for each of (i) and (ii) above, only to the extent arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Sales Agent expressly for use in the Registration Statement, any such Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Sales Agent to the Company consists of the information described in Section 6(a) above, and to reimburse the Company and each such director, officer and controlling person for any and all expenses (including the reasonable fees and disbursements of one counsel chosen by the Company) as such expenses are reasonably incurred by the Company or such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 6(b) shall be in addition to any liabilities that the Sales Agent may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 6 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel, if necessary), representing the indemnified parties who are parties to such action), which counsel (together with any local counsel, if necessary) for the indemnified parties shall be selected by the indemnified party (in the case of counsel for the indemnified parties referred to in Section 6(a) and Section 6(b) above), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.

(d) Settlements. The indemnifying party under this Section 6 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 6(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than thirty (30) days after receipt by such indemnifying party of the aforesaid request; and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

(e) Contribution. If the indemnification provided for in this Section 6 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Sales Agent, on the other hand, from the offering of the Shares pursuant to this Agreement; or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Sales Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Sales Agent, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares (before deducting offering expenses) received by the Company bear to the total commissions received by the Sales Agent. The relative fault of the Company, on the one hand, and the Sales Agent, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Sales Agent, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 6(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 6(e); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 6(c) for purposes of indemnification.

The Company and the Sales Agent agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(e).

Notwithstanding the provisions of this Section 6(e), the Sales Agent shall not be required to contribute any amount in excess of the Selling Commission received by the Sales Agent in connection with the offering contemplated hereby. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(e), each officer and employee of the Sales Agent and each person, if any, who controls the Sales Agent within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Sales Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

Notwithstanding any other provision of this Section 6, no party shall be entitled to indemnification or contribution under this Agreement in violation of Section 17(i) of the Investment Company Act.

Section 7. TERMINATION & SURVIVAL

(a) Term. Subject to the provisions of this Section 7, the term of this Agreement shall continue from the date of this Agreement until the end of the Agency Period, unless earlier terminated by the parties to this Agreement pursuant to this Section 7.

(b) Termination; Survival Following Termination.

(i)	Either party may terminate this Agreement prior to the end of the Agency Period, by giving written notice as required by this Agreement, upon ten (10) Trading Days’ notice to the other party; provided that, (A) if the Company terminates this Agreement after the Sales Agent confirms to the Company any sale of Shares, the Company shall remain obligated to comply with Section 3(b)(v) with respect to such Shares and (B) Section 2, Section 6, Section 7 and Section 8 shall survive termination of this Agreement. If termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall nevertheless settle in accordance with the terms of this Agreement.

(ii)	In addition to the survival provision of Section 7(b)(i), the respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the Sales Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Sales Agent or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

Section 8. MISCELLANEOUS

(a) Press Releases and Disclosure. The Company may issue a press release describing the material terms of the transactions contemplated hereby as soon as practicable following the date of this Agreement, and may file with the Commission a Current Report on Form 8-K, with this Agreement attached as an exhibit thereto, describing the material terms of the transactions contemplated hereby, and the Company shall consult with the Sales Agent prior to making such disclosures, and the parties hereto shall use all commercially reasonable efforts, acting in good faith, to agree upon a text for such disclosures that is reasonably satisfactory to all parties hereto. No party hereto shall issue thereafter any press release or like public statement (including, without limitation, any disclosure required in reports filed with the Commission pursuant to the Exchange Act) related to this Agreement or any of the transactions contemplated hereby without the prior written approval of the other party hereto, except as may be necessary or appropriate in the reasonable opinion of the party seeking to make disclosure to comply with the requirements of applicable law or stock exchange rules. If any such press release or like public statement is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all commercially reasonable efforts, acting in good faith, to agree upon a text for such disclosure that is reasonably satisfactory to all parties hereto.

(b) No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (i) the transactions contemplated by this Agreement, including the determination of any fees, are arm’s-length commercial transactions between the Company and the Sales Agent, (ii) when acting as a principal under this Agreement, the Sales Agent is and has been acting solely as a principal is not the agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (iii) the Sales Agent has not assumed nor will assume an advisory or fiduciary responsibility in favor of the Company with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether the Sales Agent has advised or is currently advising the Company on other matters) and the Sales Agent does not have any obligation to the Company with respect to the transactions contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Sales Agent and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Sales Agent has not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

(c) Research Analyst Independence. The Company acknowledges that the Sales Agent’s research analysts and research departments are required to and should be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and as such the Sales Agent’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company or the offering that differ from the views of their respective investment banking divisions. The Company understands that the Sales Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by the Sales Agreements.

(d) Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Sales Agent:

Keefe, Bruyette & Woods, Inc.

787 Seventh Avenue, Fourth Floor

New York, NY 10019

Attention: General Counsel

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Attention: Paul D. Tropp

If to the Company:

Trinity Capital Inc.

1 N. 1st Street

3rd Floor

Phoenix, AZ 85004

Attention: Kyle Brown

with a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Attention: Harry S. Pangas

   Darius I. Ravangard

Any party hereto may change the address for receipt of communications by giving written notice to the others in accordance with this Section 8(d).

(e) Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 6, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Shares as such from the Sales Agent merely by reason of such purchase.

(f) Partial Unenforceability. The invalidity or unenforceability of any Article, Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Article, Section, paragraph or provision hereof. If any Article, Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

(g) Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

(h) General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Article and Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument, and each of which may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Page Immediately Follows]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

TRINITY CAPITAL INC.

By:	/s/ Kyle Brown
	Name:	Kyle Brown
	Title:	Chief Executive Officer, President and Chief Investment Officer

The foregoing Agreement is hereby confirmed and accepted by the Sales Agent in New York, New York as of the date first above written.

KEEFE, BRUYETTE & WOODS, INC.

By:	/s/ Al Laufenberg
	Name:	Al Laufenberg
	Title:	Managing Director

[Signature Page to Sales Agreement (KBW)]

EXHIBIT A

ISSUANCE NOTICE

[Date]

Keefe, Bruyette & Woods, Inc.

787 Seventh Avenue, Fourth Floor

New York, New York 10019

Attn: [__________]

Reference is made to the Open Market Sale Agreement between Trinity Capital Inc. (the “Company”) and Keefe, Bruyette & Woods, Inc. (the “Sales Agent”) dated as of August 29, 2025. The Company confirms that all conditions to the delivery of this Issuance Notice are satisfied as of the date hereof.

Date of Delivery of Issuance Notice (determined pursuant to Section 3(b)(i)): _______________________

Issuance Amount (equal to the total Sales Price for such Shares):

$

Number of days in selling period:

First date of selling period:

Last date of selling period:

Settlement Date(s) if other than standard T+1 settlement:

Floor Price Limitation (in no event less than $1.00 without the prior written consent of the Sales Agent, which consent may be withheld in the Sales Agent’s sole discretion, or below the Company’s then current net asset value per share): $ ____ per share

Comments:

By:
Name:
Title:

A-1

Schedule A

Notice Parties

The Company

Kyle Brown;

Michael Testa

The Sales Agent

Cristina Defazio;

Catherine Bellina

A-2

Schedule B

Subsidiaries of the Company

TRINITY FUNDING 1, LLC

TRINCAP FUNDING, LLC

B-1